                                                                   Exhibit 99.2

   Statement Under Oath of Principal Executive Officer and Principal Financial
Officer on Regarding Facts and Circumstances Relating to Exchange Act Filings on

I, Paul H. Palmer, state and attest that:

          (1)  To the best of my  knowledge,  based upon a review of the covered reports of Sierra Health Services, Inc., and, except as corrected or supplemented in a subsequent covered report:

               o    no  covered  report  contained  an  untrue  statement  of  a material  fact as of the end of the  period  covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o    no covered report omitted to state a material fact necessary to make the  statements in the covered  report,  in light of the circumstances under which they were made, not misleading as of the end of the period  covered  by such  report (or in the  case  of a  report  on  Form  8-K or  definitive  proxy materials, as of the date on which it was filed).

          (2)  I have reviewed the contents of this statement with the Company's
               Audit Committee.

          (3)  In this statement under oath, each of the following,  if filed on or before the date of this statement, is a "covered report":

               o    the December  31, 2001 Annual  Report on Form 10-K of Sierra
                    Health Services, Inc.;

               o    all  reports on Form 10-Q,  all  reports on Form 8-K and all definitive proxy materials of Sierra Health  Services,  Inc.
                    filed with the  Commission  subsequent  to the filing of the
                    Form 10-K identified above; and

               o    any amendments to any of the foregoing.

/S/   Paul H. Palmer                              Subscribed and sworn to
Paul H. Palmer                                 before me this   13th   day of
August  13 , 2002                               August  2002.

                                                 /S/    Michele Caro
                                                Notary Public

                                                My Commission Expires: 7-11-2005